Exhibit 10.48
AMENDMENT TO
AMENDED & RESTATED EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the Amended & Restated Employment Agreement (“Agreement”), dated ____________, by and between Ferguson Enterprises, LLC (“FELLC”), a Virginia limited liability company, on behalf of itself and its new ultimate parent company, Ferguson Enterprises Inc., a Delaware corporation (“Ferguson”; collectively, with their subsidiaries, the “Company”) and ___________ (“Executive”), is made effective on August 1, 2024 (“Effective Date”) pursuant to Section 22 of the Agreement.

In recognition of the Company’s recent corporate reorganization, the parties hereby resolve to amend the Agreement as follows:

1.All references in the Agreement to “Ferguson plc” are hereby replaced with “Ferguson Enterprises Inc.”

All other terms remain unchanged.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

FERGUSON ENTERPRISES, LLC:	EXECUTIVE:

By:_______________________________	_________________________________________
Allison Stirrup
Chief Human Resources Officer

Schedule I

Ferguson Enterprises, LLC has entered into an Amendment to the Amended & Restated Employment Agreement (“Amendment”) set forth immediately above this Schedule I with each of the named executive officers of Ferguson Enterprises Inc. listed below, effective as of August 1, 2024.

1.    Ian Graham

2.Andy Paisley

3.William Thees
2